                                                                    EXHIBIT 10.3

                    AMENDED AND RESTATED GUARANTEE AGREEMENT

                            Dated as of June 3, 2002

                                      among

                           THE GUARANTORS NAMED HEREIN

                                       and

                                  BANK ONE, NA,

                                    as Agent

                                       i

         AMENDED AND RESTATED GUARANTEE AGREEMENT ("Guarantee Agreement") dated as of June 3, 2002, among the Subsidiaries listed on Schedule 1 hereof and such other Subsidiaries as shall become parties hereto in accordance with Section 14 hereof (such listed and other Subsidiaries being referred to herein individually as a "Guarantor" and collectively as the "Guarantors") and BANK ONE, NA, as
Agent for the Lenders. This Guarantee Agreement amends and restates in its entirety the Guarantee Agreement dated as of October 13, 2000 by and among the
Guarantors named therein and Agent.

         Reference is made to the Amended and Restated Credit Agreement dated as of June 3, 2002 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among Kendle International Inc. (the "Borrower"), the several lenders from time to time party thereto (the "Lenders") and Bank
One, NA, as Agent (the "Agent"). The rules of interpretation specified in
Section 1.4 of the Credit Agreement shall be applicable to this Guarantee
Agreement. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         The Lenders have respectively agreed to extend credit to the Borrower pursuant to, and upon the terms and subject to the conditions set forth in the
Credit Agreement. The obligations of the Lenders to extend credit under the
Credit Agreement are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As
Subsidiaries, the Guarantors acknowledge that they will derive substantial benefits from the extension of credit to the Borrower under the Credit
Agreement. As consideration therefor and in order to induce the Lenders to make
Loans, the Guarantors are willing to execute and deliver this Guarantee
Agreement.

         Accordingly, the Guarantors, intending to be legally bound, hereby agree with the Agent, for the ratable benefit of the Secured Parties, as follows:

         SECTION 1.   Guarantee. Each Guarantor unconditionally guarantees,
jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing after the filing of a petition initiating any proceeding referred to in Section 8.1(f) of the Credit
Agreement) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including indemnities and fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Credit Parties to the Secured Parties under the Credit Agreement and the other Credit Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Credit Parties under or pursuant to the Credit Agreement and the other
Credit Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Guaranteed
Obligations"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in

whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any
Guaranteed Obligation.

         Anything contained in this Guarantee Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent
Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent
Transfer Laws (specifically excluding, however, any liabilities of such
Guarantor (a) in respect of intercompany indebtedness to the Borrower or
Affiliates of the Borrower to the extent that such indebtedness (i) would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Guarantor hereunder or (ii) has been pledged to, and is enforceable by, the Agent on behalf of the Secured Parties and (b) under any
Guarantee of Indebtedness subordinated in right of payment to the Guaranteed
Obligations which Guarantee contains a limitation as to a maximum amount similar to that set forth is this paragraph, pursuant to which the liability of such
Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value
(as determined under the applicable provisions of the Fraudulent Transfer Laws)
of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties. In the event that any Guarantor's liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed
Obligations, then it is understood and agreed that the portion of the Guaranteed
Obligations for which such Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

     SECTION 2. Guarantee Absolute.

     (a) Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of the Guarantors under this Guarantee Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee
Agreement, irrespective of whether any action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in any such action or actions. This Guarantee Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each
Guarantor, jointly and severally with any other Guarantor of the Guaranteed
Obligations in each and every particular. The obligations of each Guarantor hereunder are several from those of the Borrower and are primary obligations concerning which each Guarantor is the principal

obligor. The Secured Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.

     (b) This Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the
Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     (c) The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which any Guarantor may have at any time against the Borrower or any Guarantor, the Agent or other Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, each
Guarantor's liability shall extend to all amounts that constitute part of the
Guaranteed Obligations and would be owed by the Borrower to any Secured Party under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

     SECTION 3. Waivers. Each Guarantor hereby waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the
Guaranteed Obligations and this Guarantee Agreement and any requirement that the
Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. Each Guarantor further waives any right to require that resort be had by the Agent or any other Secured Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees to the fullest extent permitted by law that such Guarantor's obligations under this
Guarantee Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

          (a) Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed
     Obligations or any instrument executed in connection therewith, or any contract or understanding with the Borrower, the Agent, the other Secured
     Parties, or any of them, or any other person, pertaining to the Guaranteed
     Obligations;

          (b) Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent or any other Secured Party to the Borrower or any Guarantor or any person liable on the Guaranteed Obligations; or the failure

     of the Agent or any other Secured Party to assert any claim or demand or to exercise any right or remedy against the Borrower or any Guarantor under the provisions of any Credit Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document, any guarantee or any other agreement, including with respect to any other Guarantor under this
     Guarantee Agreement;

          (c) The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any Guarantor or any other person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Borrower or any Guarantor, or any change, restructuring or termination of the corporate structure or existence of the Borrower or any Guarantor, or any sale, lease or transfer of any or all of the assets of the Borrower or any
     Guarantor, or any change in the shareholders, partners, or members of the
     Borrower or any Guarantor; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

          (d) The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed
     Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the
     Guaranteed Obligations acted in excess of their authority, the Guaranteed
     Obligations violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the
     Borrower, the creation, performance or repayment of the Guaranteed
     Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

          (e) Any full or partial release of the liability of the Borrower on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such
     Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other person, and such Guarantor has not been induced to enter into this Guarantee Agreement on the basis of a contemplation, belief, understanding or agreement that any parties other than the Borrower will be liable to perform the Guaranteed Obligations, or that the Secured Parties will look to other parties to perform the
     Guaranteed Obligations;

          (f) The taking or accepting of any other security, collateral or guaranty, or other assurance of payment. for all or any part of the
     Guaranteed Obligations;

          (g) Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

          (h) The failure of the Agent, any other Secured Party or any other person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

          (i) The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guarantee Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the Collateral;

          (j) Any payment by the Borrower to the Agent or any other Secured
     Party being held to constitute a preference under Title 11 of the United
     States Code or any similar Federal or state law, or for any reason the
     Agent or any other Secured Party being required to refund such payment or pay such amount to the Borrower or someone else;

          (k) Any other action taken or omitted to be taken with respect to the
     Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudice any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed
     Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the
     Guaranteed Obligations in cash;

          (l) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws; or

          (m) Any other circumstance (including any statute of limitations) that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of,

     or operate as a discharge of, the Borrower or any Guarantor as a matter of law or equity.

All waivers herein contained shall be without prejudice to the Agent at its option to proceed against the Borrower, any Guarantor or any other person, whether by separate action or by joinder.

     SECTION 4. Security for Guarantee. Each of the Guarantors authorizes the
Agent, in accordance with the terms and subject to the conditions set forth in the Collateral Documents, (a) to take and hold security for the payment of this
Guarantee Agreement and the Guaranteed Obligations and to exchange, enforce, waive and release any such security, (b) to apply such security and direct the order or manner of sale thereof as the Agent in its sole discretion may determine and (c) to release or substitute any one or more endorsees, other guarantors or other obligors. The Agent may, at its election, in accordance with the terms and subject to the conditions set forth in the Collateral Documents, foreclose on any security held by it by one or more judicial or nonjudicial sales, or exercise any other right or remedy available to it against the
Borrower or any of the Guarantors, or any security, without affecting or impairing in any way the liability of any of the Guarantors hereunder, except to the extent the Guaranteed Obligations have been indefeasibly paid in full in cash.

     SECTION 5. Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the
Borrower or any other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of cash of all the Guaranteed
Obligations. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be turned over to the Agent in the exact form received by such
Guarantor (duly endorsed by such Guarantor to the Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents.

     SECTION 6. Representations and Warranties and Covenants. Each Guarantor
hereby represents, warrants and covenants as follows:

          (a) All representations and warranties contained in the Credit
     Agreement that relate to such Guarantor are true and correct in all material respects.

          (b) Such Guarantor agrees to comply with each of the covenants contained in the Credit Agreement that imposes or purports to impose, through agreements with the Borrower, restrictions or obligations on such
     Guarantor.

          (c) Such Guarantor acknowledges that any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein shall constitute an Event of Default as provided in
     Section 8 of the Credit Agreement.

          (d) There are no conditions precedent to the effectiveness of this
     Guarantee Agreement that have not been satisfied or waived.

          (e) Such Guarantor has, independently and without reliance upon the
     Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guarantee Agreement. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Guarantee Agreement, and the Board of Directors of such Guarantor has decided that a direct or an indirect benefit will accrue to such Guarantor by reason of the execution of this Guarantee Agreement.

          (f) (i) This Guarantee Agreement is not given with actual intent to hinder, delay or defraud any person to which such Guarantor is or will become, on or after the date hereof, indebted; (ii) such Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guarantee Agreement; (iii) such Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this
     Guarantee Agreement; (iv) such Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with such Guarantor constitutes an unreasonably small amount of capital; and (v) such Guarantor does not intend to incur debts that will be beyond such Guarantor's ability to pay as such debts mature.

     SECTION 7. Amendments, Etc. No amendment, modification or waiver of any provision of this Guarantee Agreement and no consent to any departure by any
Guarantor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered in accordance with Section 10.6 of the Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that, this Guarantee Agreement may be amended, modified or waived with respect to any Guarantor, including by releasing any
Guarantor hereunder, without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 8. Notices, Etc. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number,

with telephonic confirmation of receipt, in the case of the Agent, set forth in
Section 10.1 of the Credit Agreement and in the case of the Guarantors, set forth on the signature pages hereof, (c) on the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) on the fifth Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Agent, set forth in
Section 10.1 of the Credit Agreement, and, in the case of the Guarantors, set forth on the signature pages hereof, or at such other address as such party may specify by written notice to the other parties hereto.

     SECTION 9. No Waiver; Remedies. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or any other
Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the other
Credit Documents are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 10. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any and all the obligations of such Guarantor then existing under this Guarantee Agreement and the other Credit Documents, irrespective of whether or not such Secured Party shall have made any demand under this Guarantee Agreement or such other Credit
Document and although such obligations may be unmatured. The rights of each
Secured Party under this Section 10 are in addition to other rights and remedies
(including other rights of setoff) which such Secured Party may have.

     SECTION 11. Continuing Guarantee. This Guarantee Agreement is a continuing
Guarantee and shall survive and remain in full force and effect until the
Guaranteed Obligations and all other amounts payable under this Guarantee
Agreement have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired and shall be reinstated to the extent provided in Section 2(b). A Guarantor shall be immediately and irrevocably released from its guarantee hereunder in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of by the Borrower or a Subsidiary that shall own such stock to a person that is not the Borrower or an Affiliate of the Borrower; provided, that, such sale, transfer or disposition shall be permitted pursuant to the
Credit Agreement and the other Credit Documents or any amendment, modification or waiver thereof granted in accordance with the terms thereof.

     SECTION 12. Assignments. This Guarantee Agreement and the terms, covenants and conditions hereof shall be binding upon each Guarantor and its successors and shall

inure to the benefit of the Agent, the other Secured Parties and their respective successors and assigns. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment, the Loans owing to it and the Note or
Notes held by it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. None of the Guarantors shall be permitted to assign, transfer or delegate any of its rights or obligations under this Guarantee Agreement without the prior written consent of the Agent and each Lender (and any such purported assignment, transfer or delegation without such consent shall be void).

     SECTION 13. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 14. Joinder Agreement. Upon execution and delivery by the Agent and a Subsidiary of a Joinder Agreement substantially in the form of Exhibit J to the Credit Agreement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

     SECTION 15. Counterparts. This Guarantee Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guarantee Agreement to produce or account for more than one such counterpart for each of the parties hereto.
Delivery by facsimile by any of the parties hereto of an executed counterpart of this Guarantee Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Guarantee Agreement.

     SECTION 16. Severability. If any provision of this Guarantee Agreement or any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 17. Governing Law; Submission to Jurisdiction: Venue.

     (a) THIS GUARANTEE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAWS. Any legal action or proceeding with respect to this Guarantee
Agreement may be brought in the courts of the State of Ohio in Hamilton County, or of the United States for the Southern District, Western Division of Ohio,
and, by execution and delivery of this Guarantee Agreement, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each
Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth for notices pursuant to Section 8, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

     (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guarantee Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) To the extent permitted by law, each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guarantee Agreement and the other Credit
Documents or the transactions contemplated hereby or thereby.

     SECTION 18. Subordination, by Guarantor. Each Guarantor hereby subordinates in right of payment all indebtedness of the Borrower or any other Guarantor owing to it, whether originally contracted with such Guarantor or acquired by such Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest
(including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

     SECTION 19. Survival of Agreement. All covenants, agreements, representations and warranties made by each Guarantor herein shall be considered to have been relied upon by the Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes

                                       10

evidencing such Loans, regardless of any investigation made by the Lenders or the Agent or on their behalf, and shall continue in full force and effect until the Guaranteed Obligations and any other amounts payable under this Guarantee
Agreement or any other Credit Document have been indefensibly paid in full in cash and the Commitments have been terminated.

     SECTION 20. Entirety. This Guarantee Agreement, the other Credit Documents and the Lender Hedging Agreements, if any, represent the entire agreement of the parties hereto and thereto regarding the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, if any
(including any commitment letters or correspondence) relating to such subject matters. Nothing in this Guarantee Agreement or any other Credit Document, expressed or implied, is intended to confer upon any party (other than the parties hereto and thereto and the other Secured Parties) any rights, remedies, obligations or liabilities under or by reason of this Guarantee Agreement and the other Credit Documents.

     SECTION 21. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, each party hereto has caused this Guarantee Agreement to be duly executed, attested and delivered by its officers thereunto duly authorized as of the date first above written.

KENDLE DELAWARE INC., as Guarantor        KENDLE U.K. INC., as Guarantor

By:_______________________________        By:______________________________
     Timothy M. Mooney                         Timothy M. Mooney
     Vice President                            Vice President

Address:   1200 Carew Tower                    Address:       1200 Carew Tower
           441 Vine Street                                    441 Vine Street
           Cincinnati, Ohio 45202                             Cincinnati, Ohio 45202
Telecopy:  (513) 562-1789                      Telecopy:      (513) 562-1789

HEALTH CARE COMMUNICATIONS INC.,           ACER/EXCEL, INC., as Guarantor
as Guarantor

By:_______________________________         By:______________________________
     Timothy M. Mooney                          Timothy M. Mooney
     Vice President                             Vice President

Address:   1200 Carew Tower                Address:       1200 Carew Tower
           441 Vine Street                                441 Vine Street
           Cincinnati, Ohio 45202                         Cincinnati, Ohio 45202
Telecopy:  (513) 562-1789                  Telecopy:      (513) 562-1789

KENDLE HCC LP, as Guarantor                KENDLE NEW JERSEY, LP, as Guarantor
By: Health Care Communications Inc.        By: Health Care Communications Inc.
Its General Partner                        Its General Partner

By:________________________________        By:_______________________________
     Timothy M. Mooney                          Timothy M. Mooney
     Vice President                             Vice President

Address:   1200 Carew Tower                Address:       1200 Carew Tower
           441 Vine Street                                441 Vine Street
           Cincinnati, Ohio 45202                         Cincinnati, Ohio 45202
Telecopy:  (513) 562-1789                  Telecopy:      (513) 562-1789

KENDLE INTERNATIONAL CPU LLC               AAC CONSULTING GROUP, INC.

By:_______________________________         By:_______________________________
Its:______________________________         Its:______________________________

Address: 763 Chestnut Ridge                Address: 7361 Calhoun Place
         Morgantown, West Virginia 26505            Suite 500
                                                    Rockville, Maryland  20855

                                           BANK ONE, NA, as Agent

                                           By:______________________________
                                                 Richard B. Kuertz
                                                 First Vice Pesident

                                           Address:  Bank One Towers
                                                     8044 Montgomery Road
                                                     P.O. Box 365800
                                                     Cincinnati, Ohio 45236-5800
                                           Telecopy: (513) 985-5030